                                   EXHIBIT 1

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                            F & M OPERATING COMPANY

  1. F & M OPERATING COMPANY, pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts Restated Articles of Incorporation and all amendments thereto that are in effect to date and as further amended by such Restated Articles of Incorporation as hereinafter set forth and which contain no other change in any provision thereof.

  2. The Articles of Incorporation of the corporation are amended by the Restated Articles of Incorporation as follows:

          a. The name of the corporation in Article I was changed. Article I of the original Articles of Incorporation is hereby amended to read as follows:
               "The name of the corporation is First Abilene Bankshares, Inc."

          b.   The purposes of the corporation in Article III were changed.
               Article III of the original Articles of Incorporation is hereby amended to read as follows:

               "The purposes for which the corporation is organized are: to subscribe for, purchase, own, sell, pledge, mortgage, manage, invest and reinvest securities, personal property, and evidences of indebtedness of persons, partnerships, joint adventures, and foreign or domestic corporations; to provide, sell, lease or deal in services to, for or incidental to same; to buy, sell, lease and deal in real property subject to Part Four of the Texas Miscellaneous Corporation Laws Act; and in general, to carry on such other business or businesses incidental thereto or desirable as the corporation may from time to time desire or engage in, SAVE AND EXCEPT such business or businesses or any combination thereof as may be prohibited by the laws of the State of Texas."

          c. The number of shares authorized to be issued and the par value of same in Article IV were changed. Article IV of the original Articles of Incorporation is hereby amended to read as follows:

               "The aggregate number of shares which the corporation shall have authority to issue is Five Hundred Thousand (500,000) of the par value of Ten Dollars ($10.00) each."

          d. The Articles of Incorporation were amended by adding thereto a new Article IX reading as follows:

               "The right of every shareholder to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates is prohibited."

          e. The Articles of Incorporation were amended by adding thereto a new Article X reading as follows:
               "The pre-emptive rights of every shareholder to acquire unissued or treasury shares of the corporation is denied."

          f. The manner in which an exchange reclassification and cancellation of issued shares provided for in the above amendments shall be effected is as follows: the ten (10) shares of common stock in the corporation of One Hundred and No/100 Dollars ($100.00) par value per share which are authorized, issued and outstanding will be surrendered to the corporation by the shareholders in a pro rata exchange for One Hundred (100) shares of common stock in the corporation of Ten and No/100 Dollars ($10.00) par value per share.

          g. Such amendment does not effect a change in the amount of stated capital.

     3. Each such amendment made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act and such Restated Articles of Incorporation were duly adopted by the shareholders of the corporation on the 25th day of February, 1972.

     4. The number of shares outstanding was Ten (10) and the number of shares entitled to vote on the Restated Articles of Incorporation as so amended was ten
(10), the holder of all of which have signed a written consent to the adoption of such Restated Articles of Incorporation as so amended.

     5. The Articles of Incorporation and all amendments and supplements thereto are hereby superseded by the following Restated Articles of Incorporation which accurately copy the entire text thereof and as amended as above set forth:

                                   ARTICLE I
                                   ---------

     The name of the corporation is First Abilene Bankshares, Inc.

                                   ARTICLE II
                                   ----------

     The period of its duration is perpetual.

                                  ARTICLE III
                                  -----------

     The purposes for which the corporation is organized are: to subscribe for, purchase, own, sell, pledge, mortgage, manage, invest and reinvest securities, personal property, and evidences of indebtedness of persons, partnerships, joint adventures, and foreign or domestic corporations; to provide, sell, lease or deal in services to, for or incidental to same; to buy, sell, lease and deal in real property subject to Part Four of the Texas Miscellaneous Corporation Laws Act; and in general, to carry on such other business or businesses incidental thereto or desirable as the corporation may from time to time desire or engage in, SAVE AND EXCEPT such business or businesses or any combination thereof as may be prohibited by the laws of the State of Texas.

                                   ARTICLE IV
                                   ----------

     The aggregate number of shares which the corporation shall have authority to issue is Five Hundred Thousand (500,000) of the par value of Ten Dollars ($10.00) each.

                                   ARTICLE V
                                   ---------

     The corporation will not commence business until it has received, for the issuance of its shares, consideration of the value of $1,000.00, consisting of money, labor done, or property actually received, which sum is at least equal to ten percent of the total capitalization of said corporation and not less than $1,000.00.

                                   ARTICLE VI
                                   ----------

     The post office address of its initial registered office is The Farmers & Merchants National Bank Building in Abilene, Texas, and the name of its initial registered agent at such address is Fred G. Henry.

                                  ARTICLE VII
                                  -----------

     The number of Directors constituting the initial Board of Directors is three (3), and the names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until their successors are elected and qualified are:

     NAME                ADDRESS
     ----                -------

     Fred G. Henry       4047 Redbud Circle, Abilene, Texas
     Ed M. Perkins       4025 Richmond Street, Abilene, Texas
     Joe S. Hogan        908 Grape Street, Abilene, Texas

                                 ARTICLE VIII
                                 ------------

     The names and addresses of the incorporators are:

     NAME                ADDRESS
     ----                -------

     Fred G. Henry       4047 Redbud Circle, Abilene, Texas
     Ed M. Perkins       4025 Richmond Street, Abilene, Texas
     Joe S. Hogan        908 Grape Street, Abilene, Texas

                                   ARTICLE IX
                                   ----------

     The right of every shareholder to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principles among any number of such candidates is prohibited.

                                   ARTICLE X
                                   ---------

     The pre-emptive rights of every shareholder to acquire unissued or treasury shares of the corporation is denied.

     Dated this 5th day of April, 1972.

                                        F & M OPERATING COMPANY



                                        By: /s/ Fred G. Henry
                                            -----------------
                                                President



                                        By: /s/ W. R. Rainey
                                            ----------------
                                                Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)

     I, Delois Edwards, a Notary Public, do hereby certify that on this the 5th day of April, 1972, personally appeared before me Fred G. Henry, who being by me first duly sworn, declared that he is the President of F & M Operating Company, that he signed the foregoing document as President of said corporation, and that the statements therein contained are trust.


                                        /s/ Delois Edwards
                                        ----------------------------------------
                                        Notary Public, Taylor County, Texas

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                              AND REGISTERED AGENT


TO THE SECRETARY OF STATE
OF THE STATE OF TEXAS:


     Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation, organized under the laws of the State of Texas, submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Texas:

     1.   The name of the corporation is FIRST ABILENE BANKSHARES, INC.

     2. The Post Office Address of its present registered office is The Farmers & Merchants National Bank Building in Abilene, Texas.

     3. The post office address to which its registered office is to be changed is the First National Bank of Abilene Building, Abilene, Texas.

     4.   The name of its present registered agent is Fred G. Henry.

     5.   The name of its successor registered agent is Kenneth T. Murphy.

     6. The post office address of its registered office and the post office address of the business office of its registered agent, as changed, will be identical.

     7. Such change was authorized by resolution duly adopted by its Board of Directors.

     DATED this 5th day of April, 1972.

                                        FIRST ABILENE BANKSHARES, INC.


                                        By: /s/ Fred G. Henry
                                            -----------------
                                                President

                                            /s/ W. R. Rainey
                                            ----------------
                                                Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, EUNICE ROSSON, a Notary Public, do hereby certify that on this 5th day of April, 1972, personally appeared before me FRED G. HENRY who being by me first duly sworn declared that he is the President of FIRST ABILENE BANKSHARES, INC., that he signed the foregoing document as President of the corporation and that the statements contained therein are true.

                                             /s/ Eunice Rosson
                                             -----------------
                                             Notary Public, Taylor County, Texas

                           ARTICLES OF AMENDMENT                   STAMP: [Filed
                            BY THE SHAREHOLDERS             in the Office of the
                                  TO THE             Secretary of State of Texas
                         ARTICLES OF INCORPORATION                April 15, 1975
                     OF FIRST ABILENE BANKSHARES, INC.            James B. Chote
                                                                Deputy Director,
                                                           Corporation Division]

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which increases the number of authorized shares of the corporation:

     ARTICLE ONE. The name of the corporation is First Abilene Bankshares, Inc.

     ARTICLE TWO. The following Amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 8, 1975:

               Article Four of the Articles of Incorporation is hereby amended so as to read as follows:

               The aggregate number of shares which the corporation shall have authority to issue is one million (1,000,000) of the par value of Ten Dollars ($10.00) each.

     ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 408,723; and the number of shares entitled to vote thereon was 408,723.

     ARTICLE FOUR. The number of shares voted for such amendment was 340,012; and the number of shares voted against such amendment was 3,399.

     Dated: April 11, 1975.

                                        FIRST ABILENE BANKSHARES, INC.


                                        By: /s/ Walter F. Johnson
                                            ---------------------
                                        Its: President

                                        and

                                        /s/ James F. Collins
                                        --------------------
                                        Its: Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, Delois Edwards, a Notary Public, do hereby certify that on this 11th day of April, 1975, personally appeared before me WALTER F. JOHNSON, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing documents in the capacity therein set forth and declared that the statement contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                   /s/ Delois Edwards
                                   ------------------
                                   Notary Public in and for Taylor County, Texas

                            ARTICLES OF AMENDMENT         Stamp: [Filed with the
                             BY THE SHAREHOLDERS         Office of the Secretary
                                   TO THE                   of State of Texas on
                          ARTICLES OF INCORPORATION     the 15th of April, 1980]
                       OF FIRST ABILENE BANKSHARES, INC.

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which increases the number of authorized shares of the corporation:

     ARTICLE ONE. The name of the corporation is First Abilene Bankshares, Inc.

     ARTICLE TWO. The following Amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on April 8, 1980:

               Article Four of the Articles of Incorporation is hereby amended so as to read as follows:

               The aggregate number of shares which the corporation shall have authority to issue is one million five hundred thousand (1,500,000) of the par value of Ten Dollars ($10.00) each.

     ARTICLE THREE. The number of shares of the corporation outstanding at the time of such adoption was 735,702; and the number of shares entitled to vote thereon was 735,702.

     ARTICLE FOUR. The number of shares voted for such amendment was 582,064; and the number of shares voted against such amendment was 1,948, and 7,777 shares abstained.

     Dated: April 14, 1980.

                                        FIRST ABILENE BANKSHARES, INC.


                                        By: /s/ Walter F. Johnson
                                            ---------------------
                                        Its: President

                                        and


                                        /s/ James F. Collins
                                        --------------------
                                        Its: Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, Delois Edwards, a Notary Public, do hereby certify that on this 14th day of April, 1980, personally appeared before me WALTER F. JOHNSON, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing documents in the capacity therein set forth and declared that the statement contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                   /s/ Delois Edwards
                                   ------------------
                                   Notary Public in and for Taylor County, Texas

                            ARTICLES OF AMENDMENT           Stamp: [Filed in the
                             BY THE SHAREHOLDERS         Office of the Secretary
                                    TO THE                     of State of Texas
                          ARTICLES OF INCORPORATION              April 27, 1982]
                       OF FIRST ABILENE BANKSHARES, INC.

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE I. The name of the corporation is FIRST ABILENE BANKSHARES, INC.

     ARTICLE II. The following Amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on the 13th day of, 1982:

               Article Four of the Articles of Incorporation is amended to read as follows:

               "The aggregate number of shares which the Corporation shall have authority to issue is Two Million Five Hundred Thousand (2,500,000) of the par value of Ten Dollars ($10.00) each."

     ARTICLE III. The number of shares of the Corporation outstanding at the time of such adoption was 1,147,603; and the number of shares entitled to vote thereon was 1,147,603.

     ARTICLE IV. The number of shares voted for such amendment was 864,696; the number of shares voted against such amendment was 2,516, and 15,260 shares abstained.

     Dated this 26th day of April, 1982.

                                        FIRST ABILENE BANKSHARES, INC.


                                        By: /s/ Walter F. Johnson
                                            ---------------------
                                        Its: President

                                        and


                                        /s/ James F. Collins
                                        --------------------
                                        Its: Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, Bernice Clay, a Notary Public, do hereby certify that on this 26th day of April, 1982, personally appeared before me WALTER F. JOHNSON, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing documents in the capacity therein set forth and declared that the statement contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                                /s/ Bernice Clay
                                                ----------------
                                                Notary Public, State of Texas

                                                Bernice Clay
                                                ------------
                                                Printed/Typed Name of Notary

                                                My commission expires: 8-1-84

                           ARTICLES OF AMENDMENT            Stamp: [Filed in the
                                  TO THE                 Office of the Secretary
                         ARTICLES OF INCORPORATION             of State of Texas
                     OF FIRST ABILENE BANKSHARES, INC.              May 05, 1986
                                                                      Clerk II-G
                                                            Corporation Section]

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE I. The name of the corporation is FIRST ABILENE BANKSHARES, INC.

     ARTICLE II. The following Amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on the 22nd day of April, 1986:

               Article Four of the Articles of Incorporation is amended to read as follows:

               "The aggregate number of shares which the Corporation shall have authority to issue is Five Million (5,000,000) of the par value of Ten Dollars ($10.00) each."

     ARTICLE III. The number of shares of the Corporation outstanding at the time of such adoption was 2,000,000; and the number of shares entitled to vote thereon was 2,000,000.

     ARTICLE IV. The number of shares voted for such amendment was 1,644,991; and the number of shares voted against such amendment was 6,234, and 3,526 shares abstained.

     Dated this 30th day of April, 1986.


                                        FIRST ABILENE BANKSHARES, INC.



                                        By: /s/ Kenneth T. Murphy
                                            ---------------------
                                        Its: President


/s/ Michael R. Brocks
---------------------
Michael R. Brocks, Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, Carol J. Jones, a Notary Public, do hereby certify that on this 30th day of April, 1986, personally appeared before me KENNETH T. MURPHY, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing documents in the capacity therein set forth and declared that the statement contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                                  /s/ Carol J. Jones
                                                  ------------------
                                                  Notary Public, State of Texas

                                                  Carol J. Jones
                                                  --------------
                                                  Printed/Typed Name of Notary

                                                  My commission expires: 7-31-88

                            ARTICLES OF AMENDMENT           Stamp: [Filed in the
                                  TO THE                 Office of the Secretary
                          ARTICLES OF INCORPORATION            of State of Texas
                      OF FIRST ABILENE BANKSHARES, INC.              May 9, 1988
                                                           Corporations Section]

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     ARTICLE I. The name of the Corporation is FIRST ABILENE BANKSHARES, INC.

     ARTICLE II. The following Amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on the 26th day of April, 1988:

     Article Eleven was added to the Articles of Incorporation as follows:

     "To the fullest extent not prohibited by applicable laws as presently or hereafter in effect, no person shall be liable to the Company or its shareholders for monetary damages for or with respect to any acts or omissions in his or her capacity as a Director of the Company, except liability for (i) a breach of a Directors duty of loyalty to the Company or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which a Director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the Director's office, (iv) an act or omission for which the liability of a Director is expressly provided by statute, or (v) an act related to an unlawful stock repurchase or payment of a dividend.

     "Each person, his or her heirs, executors, personal representatives and estate, shall be indemnified by the Company for all expenses incurred in connection with any action, suit, proceeding or claim to which he or she shall be named a party or otherwise be a participant by virtue of being or having been or agreeing to become (i) a Director, officer, employee or agent of the Company and/or (ii) a Director, officer, employee or agent of any corporation or organization at the request of the Company. Such indemnity shall be provided to the fullest extent not prohibited by applicable laws presently in effect or as may hereafter be amended. Indemnity shall include but not be limited to the advancement of expenses and payment of all loss liability and expenses. Provided, however, that no person shall be indemnified for amounts paid in settlement unless the terms and conditions of said settlement have been consented to by the Company. Further, no indemnification of employees or agents of the Company (other than Directors and officers) will be made without express authorization of the Company's Board of Directors.

     "The Company may, upon the affirmative vote of the majority of its Board of Directors, purchase insurance for the purpose of securing the indemnification of its Directors, officers and other employees to the extent that such indemnification is allowed in this Article. Such insurance may, but need not, be for the benefit of all Directors, officers or employees, and the purchase of any such insurance shall in no way limit the indemnification provisions of the preceding paragraph. Provided, however, that such insurance shall not include coverage for a formal order assessing civil money penalties against a Director or employee of the Company arising out of an administrative proceeding or action by an appropriate bank regulatory agency.

     "No repeal of or amendment to this Article Eleventh shall have any effect with respect to the liability or alleged liability of any Director occurring prior to such amendment or to the acts or omissions or rights to indemnity of any person occurring prior to such repeal or amendment.

     "The term "Director" in this Article Eleventh shall include Advisory Directors, Directors Emeritus and Inside Directors serving in a post-retirement capacity as such terms are or may hereafter be defined in the Bylaws of the Company."

     ARTICLE III. The number of shares of the corporation outstanding at the time of such adoption was 2,156,332; and the number of shares entitled to vote thereon was 2,156,332.

     ARTICLE IV. The number of shares voted for such amendment was 1,680,5810; the number of shares voted against such amendment was 16,491; and 13,116 shares abstained.

     Dated this 6th day of May, 1988.

                                        FIRST ABILENE BANKSHARES, INC.



                                        By: /s/ Kenneth T. Murphy
                                            ---------------------
                                                Kenneth T. Murphy, President


/s/ Sandy Lester
----------------
Sandy Lester, Secretary

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF TAYLOR    (S)


     I, Carol J. Jones, a Notary Public, do hereby certify that on this 6th day of May, 1988, personally appeared before me KENNETH T. MURPHY, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing documents in the capacity therein set forth and declared that the statement contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                                /s/ Carol J. Jones
                                                ------------------
                                                Notary Public, State of Texas

                                                Carol J. Jones
                                                --------------
                                                Printed/Typed Name of Notary

                                                My commission expires: 7-31-88

                           ARTICLES OF AMENDMENT             Stamp:[Filed in the
                                  TO THE                 Office of the Secretary
                         ARTICLES OF INCORPORATION             of State of Texas
                     OF FIRST ABILENE BANKSHARES, INC.              Oct. 28 1993
                                                           Corporations Section]

     Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I

     The name of the Corporation is FIRST ABILENE BANKSHARES, INC.

                                   ARTICLE II

     The following Amendment to the Articles of Incorporation was adopted by the shareholders of the Corporation on the 26th day of October, 1993:

     Article I of the Articles of Incorporation is hereby amended to read as follows:

                                   "ARTICLE I
                                    ---------

     The name of the Corporation is FIRST FINANCIAL BANKSHARES, INC."

     The purpose of the foregoing amendment is to change the name of the Corporation from FIRST ABILENE BANKSHARES, INC. to FIRST FINANCIAL BANKSHARES, INC.

                                  ARTICLE III

     The number of shares of the Corporation outstanding at the time of such adoption was 3,741,802; and the number of shares entitled to vote on the Amendment was 3,741,802.

                                   ARTICLE IV

     The number of shares voted for such amendment was 3,359,5650; and the number of shares voted against such amendment was 41,558; and 340,679 shares abstained.

     DATED: October 26, 1993.

                                        FIRST ABILENE BANKSHARES, INC.

                                        By: /s/ Curtis R. Harvey
                                            --------------------
                                                CURTIS R. HARVEY
                                                Executive Vice President
                                                and Chief Financial Officer

                           ARTICLES OF AMENDMENT                  STAMP:  [FILED
                     TO THE ARTICLES OF INCORPORATION       In the Office of the
                                     OF              Secretary of State of Texas
                     FIRST FINANCIAL BANKSHARES, INC.               May 03, 1994
                                                           Corporations Section]

     Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned Corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I
                                   ---------

     The name of the Corporation is FIRST FINANCIAL BANKSHARES, INC.

                                   ARTICLE II
                                   ----------

     The following amendment to the Articles of Incorporation was adopted by the Shareholders of the Corporation on the 26th day of April, 1994:

     Article Four of the Articles of Incorporation is hereby amended to read as follows:

          "The aggregate number of shares which the Corporation shall have authority to issue is TEN MILLION (10,000,000) of the par value of TEN DOLLARS ($10.00) each."

                                  ARTICLE III
                                  -----------

     The number of shares of the Corporation outstanding at the time of such adoption was 3,976,813; and the number of shares entitled to vote thereon was 3,971,367.

                                   ARTICLE IV
                                   ----------

     The number of shares voted for such Amendment was 3,206,328; the number of shares voted against such Amendment was 14,372; and the number of shares abstaining was 21,271.

     DATED this 27th day of April, 1994.

                                              FIRST FINANCIAL BANKSHARES, INC.

                                              By:/s/ Curtis R. Harvey
                                                 --------------------
                                                     CURTIS R. HARVEY
                                                     Executive Vice President
                                                     and Chief Financial Officer